Exhibit 10(a)

                               THIRD AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT
                      -------------------------------------

         THIS THIRD AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "Third Amendment") is made as of March 31, 2000, by and among United Industrial Corporation, a Delaware corporation, having an address of 570 Lexington Avenue, New York, New York 10022, and the other Persons included within the definition of the Borrower (hereinafter redefined), and First Union Commercial Corporation, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

         A. United Industrial Corporation and certain of its subsidiaries and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), as amended by First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "First Amendment") made as of October 1, 1998, and by Second Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Second Amendment") made as of December 31, 1998 (said agreement, as so amended, being hereinafter called the "Loan Agreement").

         B. The Borrower and the Lender desire further to amend the Loan Agreement to extend the Ending Date (as defined in the Loan Agreement) to January 11, 2001, to amend the Borrower's financial covenant regarding its Debt Service Coverage Ratio, to provide that aggregate amount of Advances to be made under the Revolving Loan shall henceforth be limited by a Borrowing Base (hereinafter defined), to increase the sublimit on letters of credit, and for certain other purposes hereinafter set forth.

         C. The Borrower's obligation to repay Advances under the Revolving Loan (as defined in the Loan Agreement) is evidenced by a Revolving Note, dated as of June 11, 1997, in the stated principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500.000.00). The parties are simultaneously executing a First Amendment To Revolving Note extending the maturity date of the Revolving Note to January 11, 2001 and to change the signatures thereon to reflect the revised definition of "Borrower" as hereinafter provided. The Revolving Note, as so amended, is hereinafter called the "Revolving Note."

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. The recitals are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

2. To induce the Lender to enter into this Third Amendment, the Borrower warrants and represents to the Lender that:

         a. The Borrower's books and record properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

         b. No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

         c. The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations.

         d. Borrower has the power and authority to enter into this Third Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

         e. This Third Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms;

         f. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Third Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

3. Section 1.1 of the Loan Agreement is amended by adding new definitions as follows:

         "Adjusted EBITDA" means EBITDA, adjusted by adding the absolute value of the one-time expense reported on the Borrower's December 31, 1999 financial statements in the amount of Five Million Dollars ($5,000,000.00), said expense being described more specifically in
         Schedule 1.1(A) attached hereto and made a part hereof.

         "Allowed Amount of Advances" means the aggregate amount of all Advances of principal under the Revolving Loan permitted to be outstanding at any particular time under the Paragraph below titled "Allowed Amount of Advances."

         "Borrowing Base" means the sum of: (i) ninety percent (90%) of the Borrower's Eligible Government Accounts, plus (ii) eighty-five percent (85%) of Borrower's Eligible Commercial Accounts.

         "Borrowing Base Certificate" means a certificate substantially in the form of Schedule 1.1(B) attached hereto and made a part hereof (or such subsequent form as the Lender shall require).

         "Commercial Accounts" means all Accounts due from Customers other than the Government.

         "Contra Account" means an Account due from an account debtor to which the Borrower owes money.

         "Customer" means any governmental entity (federal, state, county, municipal or otherwise) or business entity (corporation, association, partnership, limited liability company or partnership, sole proprietorship or otherwise) or individual to which Borrower provides goods or services for compensation; however, certain individual agencies of the United States Government and certain branches of certain major corporations, as determined by the Lender in its sole discretion, shall be treated as Customers in their own right, separate and distinct from other such agencies or branches and from the United States Government or the corporation of which they are a part.

         "Eligible," when used to describe an Account, means that the Account conforms to the following criteria:

                  i.       the Account has been Billed;

                  ii. in the case of a Commercial Account, less than ninety-one (91) days have passed from the original billing date, or, in the case of a Government Account, less than one hundred and twenty-one (121) days have passed from the original billing date;

                  iii. at Lender's option, in the case of a Government Account, Borrower has made an Assignment of all Payments due or to become due under the Government Contract giving rise to the Account;

                  iv. the Account arose from a bona fide sale of goods or services to a Customer; the goods or services have been delivered or provided to the Customer; Borrower possesses receipts from the Customer acknowledging delivery of the goods or performance of the services; and Customer has not returned or rejected the goods or services;

                  v. the Account is based upon an enforceable written order or contract for goods or services;

                  vi. the Borrower's title to the Account is absolute and is not subject to any prior assignment, claim, escrow agreement, lien or security interest, and Borrower otherwise has the full and unqualified right and power to assign and grant a security interest in the Account to the Lender;

                  vii. the amount shown on the books of Borrower and on any invoice, certificate, schedule or statement delivered to the Lender regarding the amount due on the Account is due and owing to Borrower;

                  viii. the Account is not subject to any claim of reduction, counterclaim, set-off, recoupment or other defense in law or equity, or any claim for credits, allowances or adjustments by the Customer because of returned, inferior or damaged goods, unsatisfactory services or for any other reason;

                  ix. the Customer has not notified Borrower of any dispute concerning any of the goods or services giving rise to the Account, nor made claim that the goods or services fail to conform to the requirements of the Customer's order or contract, nor notified Borrower to cure any default under the Customer's order or contract;

                  x. the Account does not arise out of a Customer's contract or order that by its terms forbids or makes void or unenforceable the Borrower's assignment of the Account to the Lender;

                  xi. the Borrower has not received any note, trade acceptance draft or other instrument tendered in payment of the Account;

                  xii. Borrower has not received any notice of the death of the Customer or any partner in a Customer that is a partnership; nor has Borrower received any notice of dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Customer;

                  xiii. the Customer is not incorporated in any jurisdiction outside the United States and is not conducting its business primarily outside the United States;

                  xiv. Borrower is not indebted in any manner to the Customer;

                  xv. no bond has been issued or is contemplated with respect to the goods or services furnished by the Borrower or with respect to the project or contract for which those goods or services were furnished; and

                  xvi.     the Account is not an Ineligible Account.

         "Government Contracts" means all contracts with a Government, including all renewals, extensions, modifications, change orders and amendments thereof and thereto.

         "Ineligible Accounts" shall include the following Accounts:

                  i. Accounts that do not conform with the criteria set forth for Eligible Accounts;

                  ii. An Account owing by any account debtor for which the Lender has deemed fifty percent (50%) or more of the account debtor's other Accounts to be non-Eligible; however, for purposes of this category of Ineligible Accounts, each Government Contract shall be treated as an individual Customer;

                  iii. Government Accounts arising under Government Contracts which contain an express prohibition against assignment of Borrower's rights to Payment;

                  iv. The last payment due on a Government Account, unless such Government Account arises from a Government Contract which is a "fixed price contract" (as defined in the Federal Acquisition Regulations) which does not include any provision for progress payments, incentive arrangements or price redetermination;

                  v.       Contra Accounts;

                  vi.      Accounts receivable from ETI or PUI;

                  vii. Accounts receivable from Affiliates or subsidiaries of the Borrower;

                  viii. Unbilled Accounts, including, but not limited to, progress payments, retainages, milestones and final payments; or

                  ix. Any Account deemed by the Lender, in the exercise of its sole and absolute discretion, to be an Ineligible Account because of uncertainty as to the creditworthiness of the Customer or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure.

         However, Borrower may request that Lender regard as Eligible any Account that would otherwise be classified an Ineligible Account. Lender may grant or deny any such request in its sole discretion.

4. The definition of "Borrower" contained in Section 1.1 of the Loan Agreement is modified to delete AAI Systems Management, Inc. and UIC-Del. Corporation, to add AAI/ACL Technologies Europe Limited, and to change the name of NEO Products Co. to UIC Products Co., such that the first sentence of the definition of "Borrower" shall hereafter read as follows:

                  "Borrower" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., UIC Products Co., Symtron Systems, Inc., and AAI MICROFLITE Simulation International Corporation.

The remaining sentences of the definition of "Borrower" are unchanged, and shall remain in full force and effect.

5. The definition of "Debt Service Coverage Ratio" contained in Section 1.1 of the Loan Agreement is revised, effective as of December 31, 1999 and continuing to and including September 30, 2000, to read as follows:

         "Debt Service Coverage Ratio" means (i) Adjusted EBITDA, less Ten Million Dollars ($10,000.00), divided by (ii) the sum of interest expense, CMLT, CPCL and dividends paid on common or preferred shares of stock in the Borrower;

provided, that on and after December 31, 2000, the words "Adjusted EBITDA" in the definition of "Debt Service Coverage Ratio shall be replaced with the word "EBITDA" and the words "Ten Million Dollars ($10,000,000.00)" shall be replaced with the words "capital expenditures;" and provided, further, that the foregoing amendment to the definition of Debt Service Coverage Ratio shall not apply to any quarter prior to the quarter ending December 31, 1999, and the previous definition of Debt Service Coverage Ratio shall apply prior to the quarter ending December 31, 1999.

6. The definition of "Ending Date" contained in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "Ending Date" means January 11, 2001.

7. The last sentence of the definition of "Tangible Net Worth" contained in
Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

         Investments in or assets of AAI International, Inc., Seti, Inc., AAI Medical, Inc., AAI California Carshell, Inc., UIC International Corporation, AAI Aerospace Services Corp. or AAI Romania Technologies, S.R.L. shall not be included in tangible net worth.

8. Paragraphs a and b of Section 2.1 of the Loan Agreement are deleted in their entirety and replaced with the following:

         a. Allowed Amount of Advances. The aggregate principal amount of Advances outstanding under the Revolving Note at any time shall not exceed the lesser of:

                  i. the difference between (i) the Maximum Revolving Commitment Amount and (ii) the LOC Obligations; or

                  ii.      the difference between (i) the Borrowing Base and
                           (ii) the LOC Obligations.

         Borrower may decrease the Maximum Revolving Commitment Amount by providing Lender ten (10) days prior written notice of the decrease, but the Maximum Revolving Commitment Amount may not thereafter be increased without the Lender's written consent.

         b. Mandatory Prepayments. If the principal outstanding under the Revolving Loan, at any time exceeds the Allowed Amount of Advances, then Borrower shall make an immediate payment of principal under the Revolving Loan in an amount sufficient that the principal outstanding under the Revolving Loan will no longer exceed the Allowed Amount of Advances. If the amount of the Borrower's Senior Debt at any time exceeds the maximum amount that will enable Borrower to comply with any of the affirmative covenants provided hereinafter (including, without limiting the generality of the foregoing, any covenant limiting the Borrower's ratio of Senior Debt to EBITDA), then Borrower shall make an immediate payment of principal under the Revolving Loan in an amount sufficient to enable Borrower to comply with all applicable financial covenants provided hereinafter.

9. Clause (i) and (v) of Section 2.1, Paragraph (d) are deleted in their entirety and replaced with the following:

                  (i) the aggregate amount of LOC Obligations shall at no time exceed Sixteen Million, Five Hundred Thousand Dollars ($16,500,000.00);

                  (v) issuance of the Letter of Credit shall not cause the principal amount outstanding under the Revolving Note to exceed the Allowed Amount of Advances;

10. Section 5.20 is deleted in its entirety and replaced with the following:

                  5.20 Certain Subsidiaries of AAI Corporation. None of AAI International, Inc., Seti, Inc., AAI Medical, Inc., AAI California Carshell, Inc., AAI Aerospace Services Corp. or AAI Romania Technologies, S.R.L.: (1) currently engages in any business activity,
         (2) owns assets having an aggregate value in excess of Fifty Thousand Dollars ($50,000.00); or (3) has any liability, except as a guarantor of AAI Corporation's obligations to Lender under the 1994 Agreement.

11. Clause (i) of Section 6.3 of the Loan Agreement is deleted in its entirety and replaced with the following: "(i) AAI Corporation may dissolve any or all of AAI International, Inc., Seti, Inc., AAI California Carshell, Inc., AAI Medical, Inc., AAI Aerospace Services Corp. or AAI Romania Technologies, S.R.L."

12. A new Paragraph g is added to Section 6.11 of the Loan Agreement providing as follows:

                  g. Monthly Borrowing Base Certificates. As soon as available, but not later than twenty (20) days after the end of each month, Borrower shall provide Lender with an updated Borrowing Base Certificate, providing information regarding the Borrowing Base current as of the last day of the month just ended.

13. Paragraph a of Section 6.14 of the Loan Agreement is revised, effective December 31, 1999, to read as follows:

                  a. Debt Service Coverage Ratio. A minimum Debt Service Coverage Ratio of 1.75 to 1.0 at all times. Compliance with this covenant shall be tested quarterly.

14. Section 7.11 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  7.11 Certain Inactive Subsidiaries of AAI Corporation. Make any investment in, lend money to, advance funds to or guaranty obligations of any of the following subsidiaries of AAI Corporation:
         AAI International, Inc., Seti, Inc.,

         AAI California Carshell, Inc., AAI Medical, Inc., AAI Aerospace Services Corp. or AAI Romania Technologies, S.R.L. Without the prior written consent of the Lender, Borrower shall not suffer or permit AAI International, Inc., Seti, Inc., AAI California Carshell, Inc., AAI Medical, Inc., AAI Aerospace Services Corp. or AAI Romania Technologies, S.R.L. to transact business of any kind.

15. A new Section 7.12 is added to Article 7 of the Loan Agreement, effective as of January 1, 2000 but not prior to that date, to provide that the Borrower shall not:

                  7.12 Limit on Annual Capital Expenditures. Make capital expenditures in any calendar year that exceed in the aggregate the sum of Ten Million Dollars ($10,000,000.00).

16. In consideration of Lender's agreement to this Third Amendment, Borrower promises to pay to Lender, on demand, a loan fee of Twenty-Five Thousand Dollars ($25,000.00).

17. The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for: (i) the preparation of this Third Amendment, the First Amendment to Revolving Note of even date and any other expenses relating to this Third Amendment.

18. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees and costs mentioned in the two immediately preceding paragraphs, which shall be deemed to be Advances to the Borrower under the Loan Agreement.

19. The Security Interest in the Collateral granted by the Loan Agreement shall henceforth secure not only the Loans made pursuant to the Loan Agreement but also any other credit that Lender may extend to the Borrower.

20. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY

WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN ANY DISPUTE, AND THEY HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

21. Except as modified by this Third Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

22. This Third Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.

         IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment, or have caused this Third Amendment to be duly executed on their behalf, as of the day and year first hereinabove written.


BORROWER:                           UNITED INDUSTRIAL CORPORATION

                                    By: /s/ Richard Erkeneff
                                        -----------------------------------
                                        Richard Erkeneff, President


                                    AAI CORPORATION

                                    By: /s/ Paul J. Michaud
                                        -----------------------------------
                                        Paul J. Michaud, Vice President,
                                        Chief Financial Officer & Treasurer


                                    AAI ENGINEERING SUPPORT, INC.

                                    By: /s/ Paul J. Michaud
                                        -----------------------------------
                                        Paul J. Michaud, Vice President,
                                        Chief Financial Officer & Treasurer


                                    AAI/ACL TECHNOLOGIES, INC.

                                    By: /s/ Paul J. Michaud
                                        -----------------------------------
                                        Paul J. Michaud, Vice President &
                                        Chief Financial Officer

                                    AAI/ACL TECHNOLOGIES EUROPE LIMITED

                                    By: /s/ Paul J. Michaud
                                        -----------------------------------
                                        Paul J. Michaud, Vice President & Chief
                                        Financial Officer



                                    DETROIT STOKER COMPANY

                                    By: /s/ James Perry
                                        -----------------------------------
                                        James Perry
                                        Vice President


                                    MIDWEST METALLURGICAL LABORATORY, INC.

                                    By: /s/ James Perry
                                        -----------------------------------
                                        James Perry
                                        Vice President


                                    UIC PRODUCTS CO.

                                    By: /s/ James Perry
                                        -----------------------------------
                                        James Perry
                                        Vice President



                                    SYMTRON SYSTEMS, INC.

                                    By: /s/ Robert Worthing
                                        -----------------------------------
                                        Robert Worthing, Vice President,
                                        General Counsel, and Assistant
                                        Secretary

                                    AAI MICROFLITE Simulation International
                                     Corporation

                                    By: /s/ Paul J. Michaud
                                        -----------------------------------
                                        Paul J. Michaud
                                        President




AGREED TO BY LENDER:                FIRST UNION COMMERCIAL CORPORATION

                                    By: /s/ Michael J. Landini
                                        -----------------------------------
                                        Michael J. Landini
                                        Vice President

                  SCHEDULE 1.1(B) - BORROWING BASE CERTIFICATE

                                                                    Government Receivables             Commercial Receivables
                                                               ---------------------------------- -------------------------------
Billed receivables per last certificate
                                                               ---------------------------------- -------------------------------
(+) New billed receivables
                                                               ---------------------------------- -------------------------------
(-) Credit memos/Returns
                                                               ---------------------------------- -------------------------------
(+) Miscellaneous debits
                                                               ---------------------------------- -------------------------------
(-) Miscellaneous credits
                                                               ---------------------------------- -------------------------------
(-) Receivables collected
                                                               ---------------------------------- -------------------------------
(-) Discounts
                                                               ---------------------------------- -------------------------------
(=) Total Net Receivables
                                                               ---------------------------------- -------------------------------
Less ineligible receivables:
                                                               ---------------------------------- -------------------------------
(-) Over 120 day gov't or over 90 commercial
                                                               ---------------------------------- -------------------------------
(-) Escrow receivables
                                                               ---------------------------------- -------------------------------
(-) Bonded receivables
                                                               ---------------------------------- -------------------------------
(-) At-Risk, final close-outs
                                                               ---------------------------------- -------------------------------
(-) Contra, ETI, PUI
                                                               ---------------------------------- -------------------------------
(-) Other ineligible
                                                               ---------------------------------- -------------------------------
(=) Eligible Billed Receivables
                                                               ---------------------------------- -------------------------------
90% x Eligible Gov't; 85%  x Eligible Commercial
                                                               ---------------------------------- -------------------------------

                                                               ----------------------------------
Borrowing Base (90% elig. gov't + 85% elig. commercial):
                                                               ----------------------------------
Lesser of Borrowing Base or $17,500,000:
                                                               ----------------------------------
(-) LOC Obligations
                                                               ----------------------------------
(=) Allowed Amount of Advances
                                                               ----------------------------------

                                                               ----------------------------------
Loan Balance per last Certificate
                                                               ----------------------------------
Payments
                                                               ----------------------------------
Advance Request
                                                               ----------------------------------
New Balance (after advance requested)
                                                               ----------------------------------
Net availability (Allowed Amount of  Advances - New Balance)                                      Must be >=0
                                                               ----------------------------------

                                  CERTIFICATION

Re: Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated June 11, 1997 among United Industrial Corporation and subsidiaries and First Union Commercial Corporation, as amended from time to time (the "Agreement"). Capitalized terms used in this Certificate and not defined herein are defined in the Agreement.

I certify to the Lender that I am familiar with the terms of the Agreement. I have conducted current review of the Borrower's books, records and activities to determine the Borrower's compliance with the Agreement and the continuing validity of the Borrower's representations and warranties under the Agreement. My review has included, if necessary, interviews with officers and employees of the Borrower whose duties require them to have personal knowledge of certifications made herein. Based on my review, the information in the above table is correct, and you are authorized to rely on it. All representations and warranties in the Agreement and the other Loan Documents are true and correct with the same force and effect as though such representations and warranties had been made on the date of this Certification. The Borrower is in compliance with all terms and provisions of the Agreement and other Loan Documents, and no default or event of default exists under the Loan Documents, and no condition, event or act that, with the passage of time or giving or notice or both, would constitute an event of default under the Loan Documents exists. Borrower requests an Advance in the amount stated above.


                      United Industrial Corporation


                      By:  _______________       Effective date:  ____________
                      Name: ______________       Date signed:     ____________
                      Title: _____________